UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

February 12, 2019

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

The Tower at PNC Plaza

300 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2401

(Address of principal executive offices, including zip code)

(888) 762-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On February 15, 2019, The PNC Financial Services Group, Inc. (the “Corporation”) completed the public offer and sale of $300,000,000 aggregate principal amount of its 3.500% Senior Notes due January 23, 2024 (the “Notes”). The Notes constitute an additional issuance of, and a single series with, the Corporation’s outstanding $750,000,000 principal amount of 3.500% Senior Notes due January 23, 2024, issued on January 23, 2019. The Notes were sold pursuant to an Underwriting Agreement dated February 12, 2019 (the “Underwriting Agreement”) entered into by the Corporation, Citigroup Global Markets Inc. and PNC Capital Markets LLC. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Notes were issued under an Indenture, dated September 6, 2012 (the “Indenture”), between the Corporation and The Bank of New York Mellon, as trustee.

The underwritten offering described in this Current Report on Form 8-K is more fully described in the prospectus supplement, dated February 12, 2019 and filed with the Securities and Exchange Commission (the “Commission”) on February 13, 2019, to the accompanying prospectus filed with the Commission on December 14, 2018, as part of the Company’s Registration Statement on Form S-3ASR (File Nos. 333-228804) (the “Registration Statement”). The above description of the Underwriting Agreement and the Indenture is qualified in its entirety by reference to the full text of such agreements. Copies of the Underwriting Agreement, the Indenture, and the Form of Note, are filed or incorporated by reference as Exhibits 1.1, 4.1 and 4.2 respectively.

A copy of the legality opinion delivered by Alicia G. Powell, counsel to the Corporation in connection with the issuance of the Notes, is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

1.1	Underwriting Agreement dated as of February 12, 2019

4.1	Indenture, dated as of September 6, 2012, between the Corporation and The Bank of New York Mellon (incorporated by reference to Exhibit 4.19 of Form S-3 filed on January 15, 2010, as amended by Post-Effective Amendment No. 1 filed on September 6, 2012)

4.2	Form of 3.500% Senior Note due January 23, 2024

5.1	Opinion of Alicia G. Powell

23.1	Consent of Alicia G. Powell (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: February 15, 2019	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller